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                                                                    EXHIBIT 10.4
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                             EQUALITY BANCORP, INC.
                  MANAGEMENT DEVELOPMENT AND RECOGNITION PLAN
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                            EQUALITY BANCORP, INC.
                  MANAGEMENT DEVELOPMENT AND RECOGNITION PLAN
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                                   ARTICLE I
                           ESTABLISHMENT OF THE PLAN
                           -------------------------

     1.01. Equality Bancorp, Inc. (the "Company") hereby establishes the Management Development and Recognition Plan (the "Plan") upon the terms and conditions hereinafter stated in this Management Development and Recognition Plan (the "Plan").


                                  ARTICLE II
                              PURPOSE OF THE PLAN
                              -------------------

     2.01. The purpose of the Plan is to retain personnel of experience and ability in key positions by providing such key employees with a proprietary interest in the Company as compensation for their contributions to the Company and its Subsidiaries and as an incentive to make such contributions in the future.


                                  ARTICLE III
                                  DEFINITIONS
                                  -----------

     The following words and phrases, when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Whenever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

     3.01. "Association" means Equality Savings and Loan Association, F.A., a Federally-chartered savings association, and its successors and assigns. The Association, with the consent of the Board, has agreed to participate in this Plan.

     3.02. "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, the Recipient's estate.

     3.03.  "Board" means the Board of Directors of the Company.

     3.04.  "Committee" means the Compensation Committee of the Board.

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     3.05.  "Common Stock" means shares of the common stock, $.01 par value per share, of the Company.

     3.06. "Company" means Equality Bancorp, Inc., a Savings and Loan Holding Company registered under Section 10(b) of the Home Owners' Loan Act that owns 100% of the Capital Stock of the Association.

     3.07. "Director" means a member of the Board of Directors of the Company or the Association.

     3.08. "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of a Recipient to perform the work customarily assigned to him. A medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of the Recipient's lifetime.

     3.09. "Effective Date" means the date stockholders of the Company approve the Plan.

     3.10. "Employee" means any person who is currently employed by the Company, the Association or a Subsidiary, including officers.

     3.11 "Non-Employee Director" means a member of the Board of Directors of the Company or the Association who is not an Employee.

     3.12. "Plan Shares" means shares of Common Stock issued or issuable to a Recipient pursuant to the Plan.

     3.13. "Plan Share Award" means a right granted under this Plan to earn Plan Shares.

     3.14. "Recipient" means an Employee or Non-Employee Director who receives a Plan Share Award under the Plan.

     3.15. "Retirement" means retirement at the normal or early retirement date as set forth in the Association's Employee Stock Ownership Plan.

     3.16. "Subsidiary" means any other entity of which the Company is the direct or indirect beneficial owner of not less than fifty percent (50%) of all issued and outstanding equity interests. A Subsidiary may, with the consent of the Board, agree to participate in this Plan.

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                                  ARTICLE IV
                          ADMINISTRATION OF THE PLAN
                          --------------------------

     4.01.  Role of the Committee. The Plan shall be administered and
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interpreted by the Committee, which shall be appointed by the Board.   The
Committee shall be comprised of two (2) or more members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. The Committee shall have all of the powers allocated to it in this and other Sections of the Plan. The Committee shall have the power to interpret and construe the terms and provisions of the Plan or of any Plan Share Award granted hereunder, and all such interpretations and constructions by the Committee shall be final and binding. The Committee, in its sole discretion, shall determine the Employees and Directors of the Company and its Subsidiaries to whom, and the time or times at which Plan Share Awards will be granted, the number of Plan Share Awards, the expiration date of each Plan Share Award, the cancellation of the Plan Share Award (with the consent of the holder thereof) and the other terms and conditions of the grant of the Plan Share Award. The terms and conditions of the Plan Share Awards need not be the same with respect to each Recipient or with respect to each Plan Share Award.

            The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

     4.02.  Role of the Board.  The Board shall appoint or approve members of
            -----------------
the Committee and any trustee or the trustees of a Trust established pursuant to
Section 7.07. The Board may, in its discretion, from time to time, remove members from or add members to the Committee and may remove, replace or add Trustees. The Board may not revoke any Plan Share Award already made without the consent of the Recipient.

     4.03.  Limitation on Liability.  No member of the Board or the Committee
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shall be liable for any determination made in good faith with respect to the
Plan or any Plan Shares or Plan Share Awards it grants. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Company and its Subsidiaries shall indemnify such member against expense (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such member in connection with such action, suit or proceeding if the member acted in good faith and in the manner he reasonably believed to be in the best interests of the Company and its Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

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                                   ARTICLE V
                          ELIGIBILITY AND ALLOCATIONS
                          ---------------------------

     5.01.  Eligibility.  Officers and key management Employees of the Company,
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the Association and its Subsidiaries are eligible to receive Plan Share Awards.
Non-Employee Directors also may receive Plan Share Awards pursuant to Article VIII hereof and discretionary grants made by the Committee from time to time.

     5.02.  Allocations.  The number of Shares covered by Plan Share Awards may
            -----------
not exceed, prior to the first anniversary of the Effective Time of the Conversion and Reorganization (as defined in the Plan of Conversion and Reorganization of First Missouri Financial, M.H.C. and Equality Savings and Loan Association, F.A., as first adopted on May 16, 1997 (the "Plan of Conversion and Reorganization")), 3% of the total shares of Common Stock issued and sold in the Conversion and Reorganization (excluding so-called "Exchange Shares" as defined in the Plan of Conversion and Reorganization). In no event shall any Awards be made which will violate the Certificate of Incorporation or Bylaws of the Company, the Federal Stock Charter or Bylaws of the Association or Plan of Conversion and Reorganization, or any applicable federal or state law or regulation. In the event Plan Shares are forfeited for any reason, the Committee may determine which of the Employees will be granted additional Plan Shares to be awarded from forfeited Plan Shares. In selecting those Employees to whom Plan Share Awards will be granted and the number of Shares covered by such Awards, the Committee shall consider the position and responsibilities of the eligible Employees, the value of their services to the Company and the Association and its Subsidiaries, and any other factors the Committee may deem relevant, including the recommendations of the Chairman of the Board.

     5.03.  Form of Allocation.  As promptly as practicable after a
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determination is made pursuant to Section 5.02 that a Plan Share Award is to be issued, the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award and the terms upon which the Plan Shares subject to the Award may be earned. The date on which the Committee so notifies the Recipient shall be considered the date of grant of the Plan Share Award. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

     5.04.  Allocations Not Required.  Notwithstanding anything to the contrary
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in Sections 5.01 and 5.02, no Employee or Director shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Committee, nor shall the salaried Employees as a group have such a right.

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                                  ARTICLE VI
                    EARNING AND DISTRIBUTION OF PLAN SHARES
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                                 VOTING RIGHTS
                                 -------------

     6.01.  Earning Plan Shares: Forfeitures.  Unless the Committee shall
            --------------------------------
specifically state to the contrary at the time a Plan Share Award is granted, Plan Shares subject to an Award shall be earned by a Recipient in five equal annual installments over the first five years after the date of grant, if the Employee remains employed with the Company or a Subsidiary continuously throughout such period, provided, however, that the Committee may provide for a
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less rapid earnings rate than that set forth herein for all Awards or for any given Award. If the employment of a Recipient is terminated prior to the fifth anniversary (or such later date as the Committee shall determine) of the date of grant of an Award for any reason (except as specifically provided in subsections
(a) and (b) below), the Recipient shall forfeit the right to earn any shares subject to the Award which have not theretofore been earned. No fractional shares shall be issued.

          (a) Exception for Terminations Due to Death or Disability.
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     Notwithstanding the general rule contained in this Section, Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Company or a Subsidiary terminates due to Death or Disability, or any part of such Award that has not theretofore been earned, shall be deemed earned as of the Recipient's last day of employment with the Company or a Subsidiary.

          (b) Revocation for Misconduct.  Notwithstanding anything herein to the
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     contrary, the Board may, by resolution, immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been delivered thereunder to the Recipient, whether or not yet earned, in the case of an Employee or Director who is discharged from the Company or a Subsidiary for cause (as hereinafter defined), or who is discovered after termination of employment to have engaged in conduct that would have justified termination for cause. "Cause" is defined as personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) which results in a material loss to the Company or its Subsidiaries, or final cease and desist order.

     6.02.  Distribution of Plan Shares.  Plan Shares shall be distributed to
            ---------------------------
the Recipient or his Beneficiary, as the case may be, as soon as is practicable after a Plan Share Award is made. All Plan Shares shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and payable.

     6.04.  Voting and Dividend Rights.  No Recipient shall have any voting
            --------------------------
or dividend rights or other rights of a stockholder with respect to any Plan Shares covered by a Plan

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Share Award prior to the time said Plan Shares are actually distributed to him.
When cash dividends are paid with respect to Plan Shares allocated to a Recipient, such Recipient shall be entitled to receive an amount equal to such cash dividend. Stock dividends with respect to shares allocated to a Recipient shall be distributed when the Plan Shares with respect to which they are declared are so distributable.


                                  ARTICLE VII
                                 MISCELLANEOUS
                                 -------------

     7.01.  Amendment and Termination of Plan.  The Board may, by resolution,
            ---------------------------------
at any time, amend or terminate the Plan.

     7.02.  Nontransferable.  Plan Share Awards and rights to Plan Shares
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shall not be transferable by a Recipient and, during the lifetime of the
Recipient, Plan Shares may only be earned by and paid to the Recipient who was notified in writing of the Award by the Committee pursuant to Section 5.03. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Company or any Subsidiary be subject to any claim for benefits hereunder.

     7.03.  Employment Rights.  Neither the Plan nor any grant of a Plan
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Share Award or Plan Shares hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee to continue in the employ of the Company, the Association or a Subsidiary.

     7.04.  Governing Law.  The Plan shall be governed by the laws of the
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State of Missouri.

     7.05.  Term of Plan.  This Plan shall remain in effect until the earlier
            ------------
of: (1) termination by the Board of Directors; (2) the distribution to Recipients, Beneficiaries, the Company or the Association of all assets of the Trust; or (3) 21 years from the Effective Date. Termination of the Plan shall not, unless expressly specified, affect any Plan Share Awards previously granted, and such Awards shall remain valid and in effect until they have been paid, or by their terms expire or are forfeited.

     7.06.  Expenses.  All costs and expenses incurred in the operation and
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administration of this Plan shall be borne by the Company and its Subsidiaries.

     7.07.  Trust Agreement.  Notwithstanding any other terms of this Plan,
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the Company may enter into a trust agreement ("Trust Agreement") whereby the
Company shall agree to contribute to a trust ("Trust") for the purpose of accumulating assets to assist the Company in fulfilling its obligations to Recipients hereunder. Such Trust Agreement shall be substantially in the form of the model trust agreement set forth in Internal Revenue

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Service Revenue Procedure 92-64, or any subsequent Internal Revenue Service
Revenue Procedure, and shall include provisions required in such model trust agreement that all assets of the Trust shall be subject to the creditors of the Company in the event of insolvency.


                                 ARTICLE VIII
                            OUTSIDE DIRECTOR AWARDS
                            -----------------------

     Each Non-Employee Director on the Effective Date shall be granted a Plan Share Award equal to __________ shares, subject to availability, to vest in five equal annual installments beginning with the first anniversary of the Effective Date.


     IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, all on this _____ day of ___________, 1997.


                            EQUALITY BANCORP, INC.



                             By:___________________________


ATTEST:


 ----------------------------
     Its Secretary

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